UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                             Form 8-K

                           Current Report

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                                                November 20, 2006
                                                -----------------

                       A.P. Pharma, Inc.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)

                            000-16109
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                    (Commission File Number)

Delaware                                             94-2875566
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(State or other jurisdiction                     (I.R.S. Employer
of incorporation)                             Identification No.)


                       123 Saginaw Drive
                     Redwood City, CA 94063
    ---------------------------------------------------------
    (Address of principal executive offices, with zip code)

                        (650) 366-2626
      -----------------------------------------------------
      (Registrant's telephone number, including area code)

                               N/A
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the
      Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the
      Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)
      under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer

On November 20, 2006, the Board of Directors of A.P. Pharma, Inc. (the "Company") accepted the resignation of Dennis L. Winger from the Company's Board of Directors and the Audit Committee and the Finance Committee of the Board of Directors. He was replaced on the Audit Committee by Peter Riepenhausen.





                             SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              A.P. PHARMA, INC.



Date:  November 20, 2006      By: /s/ Stephen C. Whiteford
     -------------------         -------------------------
                                 Stephen C. Whiteford
                                 Vice President, Finance and
                                 Chief Financial Officer